UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2011
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 508.739.0950
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 4, 2011, HeartWare International, Inc. (Nasdaq: HTWR — ASX: HIN) issued a press release announcing financial results for the quarter ended June 30, 2011. A copy of the release is furnished with this report as Exhibit 99.1.
The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated August 4, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: August 4, 2011	By:	/s/ David McIntyre

		Name:	David McIntyre
		Title:	Chief Operating Officer &
Chief Financial Officer